UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 5, 2020

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101
(Address of Principal Executive Offices) (Zip Code)

(619)301-4200
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 13, 2020, TPT Global Tech, Inc. (“TPT”) entered into a COVID-19 Parking Lot Testing License Agreement ("License Agreement") with Wal-Mart Real Estate Business Trust and Wal-Mart Stores East, LP ("Wal-Mart"). The License Agreement with Wal-Mart allows TPT to start offering Drive Thru COVID-19 testing for up to five Wal-Mart locations in Florida and up to five Wal-Mart locations in California.

On January 31, 2020, the United States Secretary of Health and Human Services ("HHS") declared a public health emergency pursuant to section 319 of the PHS Act, 42 U.S.C. 247d, for the entire United States to aid in the nation's health care community response to the COVID-19 outbreak. This License Agreement is TPT’s response to the COVID-19 outbreak and an opportunity for TPT to assist with this national emergency.

TPT MedTech, a subsidiary of TPT Global Tech, Inc., will launch its QuikLAB operations around Miami Dade County, Florida and San Diego, California. The TPT QuikLAB will offer PCR and Antibody rapid tests to its customers. Customers will also be able to download the newly developed QuikLAB App. The QuikLAB App allows customers to schedule testing appointments to help alleviate long lines. It also allows customers to choose which QuikLAB location best fits their availability and receive their rapid test results when completed. The QuikLAB App also has a "Hall Pass" Certificate feature that will allow employers, sport venues, nightclubs, restaurants and schools to monitor individuals, and give businesses and communities a sense of freedom and safety to allow entrance to said venues.

A copy of the COVID-19 Parking Lot Testing License Agreement is attached hereto as Exhibit 10.1.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On August 5, 2020, the Company issued a press release entitled “TPT Global Tech’s "QuikLAB and SaniQuik" Airs on CBS 8 Local News San Diego, CA .” A copy of the press release is attached hereto as Exhibit 99.1.

On August 7, 2020, the Company issued a press release entitled “CORRECTION: TPT Global Tech’s "QuikLAB and SaniQuik" FDA Correction.” A copy of the press release is attached hereto as Exhibit 99.2.

On August 14, 2020, the Company issued a press release entitled “TPT Global Tech’s Subsidiary TPT MedTech Signs Parking Lot Testing Licensing Agreement with Wal-Mart Real Estate to Start “QuikLAB” Operations in Florida and California.” A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	COVID-19 Parking Lot Testing License Agreement
99.1	Press Release dated August 5, 2020
99.2	Press Release dated August 7, 2020
99.3	Press Release dated August 14, 2020

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:/s/ Stephen J. Thomas III
Stephen J. Thomas III,
Title: Chief Executive Officer

Date: August 14, 2020